                            THE MALAYSIA FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
Dato Malek Merican           ASSISTANT TREASURER
DIRECTOR

                 ---------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lumpur, Malaysia
           ---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
           ---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
           ---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The First National Bank of Boston
Investor Relations Department
P.O. Box 644, Mail Stop 45-02-09
Boston, Massachusetts 02102-0644
(617) 575-2900
           ---------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726

                                   ----------

                                      THE
                                 MALAYSIA FUND,
                                      INC.
                                   ----------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

Despite substantial volatility in the Malaysian equity markets during the year, The Malaysia Fund, Inc. generated a total return of 4.33% in 1995 compared with a gain of 3.05% for the U.S. dollar adjusted Kuala Lampur Stock Exchange ("KLSE") Composite Index. The Fund's outperformance of the KLSE Composite Index was largely aided by strong gains posted by Renong (+19.0%), Rothmans (+25.2%), UEM (+28.6%) and Maybank (+39.0%) in which the Fund had significant weightings during the year. The Fund's share price on the New York Stock Exchange fluctuated between a premium of 3.6% and a discount of 12.8% to its net asset value during the year. The share price of the Fund closed the year at $17.00 per share, representing a discount of 8.5% to NAV. After adjusting for the July dividend of $0.0704 per share and the year-end dividend of $0.7664 per share, the Fund's market price per share appreciated by 2.03% for the year.

THE ECONOMY

    Fueled by robust performance in the manufacturing (+12.5%) and construction (+12.7%) sectors, the Malaysian economy is expected to register its eighth consecutive year of growth at or above 8.0% in 1995. Reflecting the broad-based growth throughout the economy, the agricultural sector is expected to record a turnaround (+2.0%) while the mining sector also is expected to register an improved performance (+2.0%). The services sector is estimated to turn in a creditable growth rate of 9.0%.

    The record streak of economic growth has taken a toll, however, on the current account deficit which is expected to widen to 10.0% of GDP for 1995 and 8.5% in 1996. Although the deterioration in 1995 was largely attributable to the hefty imports of aircraft, ships and machinery (capital goods that are expected to generate future streams of export earnings), imports of big ticket consumer items, such as automobiles, also increased. Bank Negara adopted a tight monetary policy in order to counteract inflationary tendencies and three month interbank rates rose by 130 basis points during the year. Recently imposed credit controls and administrative measures appear to have exerted a moderating influence on the property market as well as big ticket consumer items such as new car sales.

THE OUTLOOK

    The imposition of credit control and administrative measures on car and property financing in October 1995 appears to have succeeded in dampening demand for new cars and high end properties. Anecdotal evidence also suggests a substantial fall in interest for luxury properties as a result of the increase in transaction and capital gains taxes. The Consumer Price Index, however, continued to hover below the psychological 9.0% level. The Central Bank is expected to maintain its tight monetary policy in order to reign in inflationary tendencies. However, future rate increases are not expected to be substantial against the global backdrop of falling U.S. interest rates.

    After consolidating for two years, the Malaysian stock market is poised for an upward re-rating as foreign investors refocus their attention on Asian equities. Interest rates are expected to plateau in the second half of 1996 and improvement in the current account position is possible. Negative market sentiment is expected to gradually subside as the economy shifts into lower gear. A more benign global interest rate environment is also expected to bolster investor confidence in the equity markets. We expect retail trading activity to surge as the market gathers momentum. The upside for blue chips, however, remains constrained by a relatively uncompelling valuation of around 19x prospective 1996 earnings (in line with five-year historical averages) and earnings per share growth of 13%. The Fund will maintain a fully invested position in order to capitalize on an anticipated rally in the initial period of 1996. The Fund will remain invested in blue chips and companies that benefit from the current infrastructure boom.

Sincerely,

         [SIGNATURE]
Warren J. Olsen
PRESIDENT

February 7, 1996

The Malaysia Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                           TOTAL RETURN (%)
                             ----------------------------------------------------------------------------

                                 MARKET VALUE (1)        NET ASSET VALUE (2)          INDEX (1)(3)**
                             ------------------------  ------------------------  ------------------------
                                            AVERAGE                   AVERAGE                   AVERAGE
                              CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                             ------------------------  ------------------------  ------------------------
ONE YEAR                           2.03%        2.03%        4.33%        4.33%        3.05%        3.05%
FIVE YEAR                        124.77+       17.57+      125.18+       17.62+      109.16        15.89
SINCE INCEPTION*                 139.99+       10.63+      162.30+       11.77+      148.32        11.07

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1987*      1988       1989       1990       1991       1992       1993       1994       1995
Net Asset Value Per Share       $ 7.42     $ 8.98    $ 13.77    $ 12.41    $ 13.55    $ 16.28    $ 27.32    $ 18.57     $18.58
Market Value Per Share          $ 5.88     $ 7.50    $ 18.75    $ 11.38    $ 11.75    $ 16.25    $ 28.00    $ 17.38     $17.00
Premium/(Discount)              -20.8%     -16.5%      36.2%      -8.3%     -13.3%      -0.2%       2.5%      -6.4%      -8.5%
Income Dividends                 $0.15      $0.17      $0.11      $0.21      $0.07          -      $0.16      $0.02          -
Capital Gains Distributions          -          -          -          -          -          -      $1.13      $3.59      $0.84
Fund Total Return (2)          -32.20%     23.32%     54.57%     -8.35%      9.80%     20.15%    98.28%+    -18.87%      4.33%
Index Total Return (1)(3)**    -33.54%     25.73%     57.91%    -10.02%      9.13%     20.19%     92.60%    -19.66%      3.05%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index.

 * The Fund commenced operations on May 4, 1987.
 ** Unaudited.
 + Adjusted for Rights Offering.

The Malaysia Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            95.1%
Short-Term Investments        4.9%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Leisure & Tourism               15.4%
Banking                         13.3%
Multi-Industry                  13.1%
Telecommunications               9.9%
Utilities - Electrical &
Gas                              9.8%
Financial Services               8.2%
Machinery & Engineering          7.2%
Beverages & Tobacco              4.4%
Automobiles                      3.1%
Construction & Housing           3.1%
Other                           12.5%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                   PERCENT OF
                                                   NET ASSETS
                                                 ---------------
       1.  Genting Bhd                                   9.1%
       2.  Malayan Banking Bhd                           9.1
       3.  Telekom Malaysia Bhd                          7.8
       4.  United Engineers, Ltd.                        6.6
       5.  Resorts World Bhd                             6.2

                                                   PERCENT OF
                                                   NET ASSETS
                                                 ---------------

       6.  Tenaga Nasional Bhd                           5.7%
       7.  Renong Bhd                                    4.9
       8.  Sime Darby Bhd                                4.5
       9.  Rothmans of Pall Mall (Malaysia) Bhd          4.4
      10.  Petronas Gas Bhd                              4.1
                                                         ---
                                                        62.4%
                                                         ---
                                                         ---

FINANCIAL STATEMENTS

----------

STATEMENT OF NET ASSETS

----------

DECEMBER 31, 1995

                                                     VALUE
                                      SHARES         (000)
---------------------------------------------------------
------------
MALAYSIAN COMMON STOCKS (99.8%)
 (Unless otherwise noted)
----------------------------------------------------------
-------------
AUTOMOBILES (3.1%)
  Cycle & Carriage Bintang Bhd       647,000  U.S.$  3,669
  Edaran Otomobil Nasional Bhd       251,000         1,888
                                              ------------
                                                     5,557
                                              ------------
----------------------------------------------------------
-------------
BANKING (13.3%)
  Development & Commercial Bank
   Bhd                             1,500,000         4,371
  +Development & Commercial Bank
   Bhd (Warrants), expiring
   12/28/99                          425,000           422
  Malayan Banking Bhd              1,954,100        16,466
  Public Bank Bhd (Foreign)        1,496,333         2,863
                                              ------------
                                                    24,122
                                              ------------
----------------------------------------------------------
-------------
BEVERAGES & TOBACCO (4.4%)
  Rothmans of Pall Mall
   (Malaysia) Bhd                    965,000         7,941
                                              ------------
----------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (1.1%)
  Lingui Developments Bhd          1,068,332         1,977
                                              ------------
----------------------------------------------------------
-------------
CHEMICALS (1.1%)
  Metacorp Bhd                       793,333         2,062
                                              ------------
----------------------------------------------------------
-------------
CONSTRUCTION & HOUSING (3.1%)
  ACP Industries Bhd                 940,000         3,868
  Ekran Bhd                          698,000         1,704
                                              ------------
                                                     5,572
                                              ------------
----------------------------------------------------------
-------------
ELECTRICAL & ELECTRONICS (1.3%)
  Time Engineering Bhd             1,000,000         2,323
                                              ------------
----------------------------------------------------------
-------------
ELECTRONIC COMPONENTS & INSTRUMENTS (0.7%)
  Malaysian Pacific Industries
   Bhd                               399,000         1,233
                                              ------------
----------------------------------------------------------
-------------
FINANCIAL SERVICES (8.2%)
  Affin Holdings Bhd               1,600,000         3,087
  Hong Leong Credit Bhd              916,199         4,546
  MBF Capital Bhd                  4,700,000         4,756
  Rashid Hussain Bhd                 500,000         1,496
  TA Enterprise Bhd                  800,000           970
                                              ------------
                                                    14,855
                                              ------------
----------------------------------------------------------
-------------
LEISURE & TOURISM (15.4%)
  Genting Bhd                      1,974,000        16,478
  Resorts World Bhd                2,106,666        11,281
                                              ------------
                                                    27,759
                                              ------------
----------------------------------------------------------
-------------

                                                     VALUE
                                      SHARES         (000)
---------------------------------------------------------
------------
MACHINERY & ENGINEERING (7.2%)
  UMW Holdings Bhd                   400,000  U.S.$  1,071
  United Engineers, Ltd.           1,868,000        11,915
                                              ------------
                                                    12,986
                                              ------------
----------------------------------------------------------
-------------
METALS -- NON-FERROUS (1.6%)
  Timah Langat Bhd                   621,000         2,934
                                              ------------
----------------------------------------------------------
-------------
MISCELLANEOUS MATERIALS & COMMODITIES (1.4%)
  Kian Joo Can Factory Bhd           612,000         2,530
                                              ------------
----------------------------------------------------------
-------------
MULTI-INDUSTRY (13.1%)
  Berjaya Sports Toto Bhd          1,780,000         4,135
  Hong Leong Industries Bhd          494,000         2,626
  Renong Bhd                       5,920,000         8,764
  Sime Darby Bhd                   3,044,400         8,091
                                              ------------
                                                    23,616
                                              ------------
----------------------------------------------------------
-------------
REAL ESTATE (1.2%)
  Land & General Bhd                 643,000         1,393
  Tan & Tan Development Bhd          920,000           786
                                              ------------
                                                     2,179
                                              ------------
----------------------------------------------------------
-------------
TELECOMMUNICATIONS (9.9%)
  +Technology Resources
   Industries Bhd                  1,335,000         3,942
  Telekom Malaysia Bhd             1,798,000        14,018
                                              ------------
                                                    17,960
                                              ------------
----------------------------------------------------------
-------------
TRANSPORTATION -- AIRLINES (1.8%)
  Malaysia Airline System Bhd        646,000         2,098
  Malaysian Helicopter Bhd           794,000         1,025
  +Malaysian Helicopter Bhd
   (Warrants), expiring 6/11/00      158,800            64
                                              ------------
                                                     3,187
                                              ------------
----------------------------------------------------------
-------------
TRANSPORTATION -- SHIPPING (2.1%)
  Malaysian International
   Shipping Bhd (Foreign)          1,432,000         3,750
                                              ------------
----------------------------------------------------------
-------------
UTILITIES -- ELECTRICAL & GAS (9.8%)
  +Petronas Gas Bhd                2,200,000         7,493
  Tenaga Nasional Bhd              2,598,000        10,230
                                              ------------
                                                    17,723
                                              ------------
----------------------------------------------------------
-------------
TOTAL MALAYSIAN COMMON STOCKS
  (Cost U.S. $119,452)                             180,266
                                              ------------
----------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                          FACE
                                        AMOUNT         VALUE
                                         (000)         (000)
------------------------------------------------------------
-------------
SHORT TERM INVESTMENT (0.1%)
------------------------------------------------------------
-------------
REPURCHASE AGREEMENT (0.1%)
  Chase Manhattan Bank, N.A.,
   5.35%, dated 12/29/95, due
   1/2/96, to be repurchased at
   U.S. $195, collateralized by
   U.S. $180 United States
   Treasury Notes 7.50%, due
   11/15/01, valued at U.S. $200
   (Cost U.S. $195)               U.S.$    195  U.S.$    195
                                                ------------
------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (5.1%)
  (Interest Bearing Demand Account)
  Malaysian Ringgit
  (Cost U.S. $9,181)                MYR 23,289         9,170
                                                ------------
------------------------------------------------------------
-------------
TOTAL INVESTMENTS (105.0%)
  (Cost U.S. $128,828)                               189,631
                                                ------------
------------------------------------------------------------
-------------
OTHER ASSETS (0.5%)
  Cash                            U.S.$      1
  Dividends Receivable                     396
  Foreign Withholding Tax
   Reclaim Receivable                      568
  Other Assets                              18           983
                                  ------------  ------------
------------------------------------------------------------
-------------
LIABILITIES (-5.5%)
  Payable for:
    Dividends Declared                  (7,451)
    Investments Purchased               (2,163)
    U.S. Investment Advisory
     Fees                                 (101)
    Custodian Fees                         (74)
    Professional Fees                      (46)
    Shareholder Reporting
     Expenses                              (39)
    Malaysian Investment
     Advisory Fees                         (27)
    Administrative Fees                    (22)
    Directors' Fees and Expenses           (13)
  Other Liabilities                         (4)       (9,940)
                                  ------------  ------------
------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 9,722,148,
   issued and outstanding U.S.
   $0.01 par value shares
   (20,000,000 shares
   authorized)                                  U.S.$180,674
                                                ------------
------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                       U.S.$  18.58
                                                ------------
------------------------------------------------------------
-------------

 + -- Non-income producing

December 31, 1995 exchange rate-Malaysian Ringgit (MYR) 2 . 540=U.S.$1.00

                                                            AMOUNT
                                                             (000)
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
  Common Stock                                       U.S.$      97
  Capital Surplus                                          120,948
  Accumulated Net Realized Loss                             (1,167)
  Unrealized Appreciation on
   Investments and Foreign Currency Translations
                                                            60,796
------------------------------------------------------------------
TOTAL NET ASSETS                                     U.S.$ 180,674
                                                      ------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                              DECEMBER 31, 1995
STATEMENT OF OPERATIONS                                             (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................      U.S.$2,629
    Interest................................................             143
    Less: Foreign Taxes Withheld............................            (310)
-------------------------------------------------------------------------------
      Total Income..........................................           2,462
-------------------------------------------------------------------------------
EXPENSES
    U.S. Investment Advisory Fees...........................           1,242
    Custodian Fees..........................................             545
    Malaysian Investment Advisory Fees......................             291
    Administrative Fees.....................................             272
    Professional Fees.......................................              98
    Shareholder Reporting Expenses..........................              96
    Directors' Fees and Expenses............................              84
    Transfer Agent Fees.....................................              12
    Other Expenses..........................................              86
-------------------------------------------------------------------------------
      Total Expenses........................................           2,726
-------------------------------------------------------------------------------
        Net Investment Loss.................................            (264)
-------------------------------------------------------------------------------
NET REALIZED GAIN
    Investment Securities Sold..............................          10,465
    Foreign Currency Transactions...........................             198
-------------------------------------------------------------------------------
      Net Realized Gain.....................................          10,663
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Investments.............................................          (2,113)
    Foreign Currency Translations...........................             (64)
-------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation........          (2,177)
-------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
 Appreciation/Depreciation..................................           8,486
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....      U.S.$8,222
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                       YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 1994   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                        (000)               (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income (Loss)..................    U.S.$    116        U.S.$   (264)
    Net Realized Gain.............................          15,702              10,663
    Change in Unrealized
     Appreciation/Depreciation....................         (65,640)             (2,177)
-----------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations....................         (49,822)              8,222
-----------------------------------------------------------------------------------------
Distributions:
    In Excess of Net Investment Income............            (183)                 --
    Net Realized Gain.............................         (32,171)             (7,166)
    In Excess of Net Realized Gain................          (2,843)               (969)
-----------------------------------------------------------------------------------------
    Total Distributions...........................         (35,197)             (8,135)
-----------------------------------------------------------------------------------------
Capital Share Transactions:
    Reinvestment of Distributions (9,226
     shares)......................................             229                  --
-----------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting From
     Capital Share Transactions...................             229                  --
-----------------------------------------------------------------------------------------
    Total Increase (Decrease).....................         (84,790)                 87
Net Assets:
    Beginning of Year.............................         265,377             180,587
-----------------------------------------------------------------------------------------
    End of Year (including accumulated
     distributions in excess of net investment
     income of U.S. $(1) and U.S. $0,
     respectively.)...............................    U.S.$180,587        U.S.$180,674
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS:                            1991          1992          1993           1994            1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR, JANUARY 1.............  U.S.$ 12.41  U.S.$  13.55  U.S.$  16.28  U.S.$  27.32     U.S.$  18.57
----------------------------------------------------------------------------------------------------------------------------------
Offering Costs............................................           --            --         (0.07)           --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)..............................         0.10          0.13          0.03          0.01            (0.03)
Net Realized and Unrealized Gain (Loss) on Investments....         1.11          2.60         14.37         (5.15)            0.88
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations....................         1.21          2.73         14.40         (5.14)            0.85
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.................................        (0.07)           --         (0.13)           --               --
    In Excess of Net Investment Income....................           --            --         (0.03)        (0.02)              --
    Net Realized Gains....................................           --            --         (0.96)        (3.30)           (0.74)
    In Excess of Net Realized Gains.......................           --            --         (0.17)        (0.29)           (0.10)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions.................................        (0.07)           --         (1.29)        (3.61)           (0.84)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued through
  Rights Offering.........................................           --            --         (2.00)           --               --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR, DECEMBER 31.................  U.S.$ 13.55  U.S.$  16.28  U.S.$  27.32  U.S.$  18.57     U.S.$  18.58
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR.......................  U.S.$ 11.75  U.S.$  16.25  U.S.$  28.00  U.S.$  17.38     U.S.$  17.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value..........................................         3.88%        38.30%       103.00%+       (25.94%)          2.03%
    Net Asset Value (1)...................................         9.80%        20.15%        98.28%+       (18.87%)          4.33%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (THOUSANDS).......................  U.S.$98,338  U.S.$118,175  U.S.$265,377  U.S.$180,587     U.S.$180,674
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets...................         1.70%         1.72%         1.60%         1.19%            1.44%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................         0.77%         0.86%         0.14%         0.05%           (0.14%)
Portfolio Turnover Rate (2)...............................           15%           38%           43%           23%              33%
----------------------------------------------------------------------------------------------------------------------------------

 + Adjusted for Rights Offering

(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(2) Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

    Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income (loss) per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

----------

    The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

 2. INCOME  TAXES:   It  is the  Fund's intention  to continue  to qualify  as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.
    Prior to November 1, 1993, pursuant to a memorandum of understanding (the "MOU") with the Malaysian Treasury, the Fund was exempt, contingent on compliance with certain conditions, from payment of Malaysian income tax for a period of eight years which commenced with the establishment of the Fund. Effective November 1, 1993, the MOU was revised and as a result approximately 95% of the Fund's income was exempt from payment of Malaysian income tax of 30% through October 31, 1995. Effective November 1, 1995, all of the Fund's income is subject to Malaysian income tax. Malaysian income tax is included in foreign taxes withheld on the Statement of Operations. Capital surplus, distributions in excess of net investment income and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current period adjust-ments arose principally from differing book-tax treatments for foreign currency transactions.

 3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statements of Operations.

 5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

 6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of gains and losses on securities and the permanent differences described in note A-2.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of .25% of the Fund's first $50 million of average weekly net assets, .15% of the Fund's next $50 million of average weekly net assets and .10% of the Fund's average weekly net assets in excess of $100 million.

For the year ended December 31, 1995, the Fund incurred $53,000 of brokerage commissions to Arab Malaysian Securities, an affiliate of the Malaysian Adviser.

D. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .20% of the Fund's first $50 million of average weekly net assets, .15% of the Fund's next $50 million of average weekly net assets and .10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. During the year ended December 31, 1995, the Fund incurred international custodian fees of $538,000 of which $73,000 was payable to the International Custodian at December 31, 1995. In addition, for the year ended December 31, 1995, the Fund has earned interest income of $103,000 on balances with the International Custodian.

F. During the year ended December 31, 1995, the Fund made purchases and sales totaling $60,185,000 and $67,211,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1995, the U.S. Federal income tax cost basis of securities was the same as that for financial reporting purposes and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $60,814,000, of which $65,190,000 related to appreciated securities and $4,376,000 related to depreciated securities. For the year ended December 31, 1995, the Fund expects to defer, to January 1, 1996 for U.S. Federal income tax purposes, post-October capital losses of $1,488,000.

G. At December 31, 1995, a significant portion of the Fund's net assets consist of equity securities and foreign currency. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1995 totaled $7,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1995, the Board declared a distribution of $0.77 per share, derived from net realized gains, payable on January 9, 1996, to shareholders of record on December 29, 1995.

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                U.S. AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                                THREE MONTHS ENDED
-------------------------------------------------------------------------------------------------------------------
                                     MARCH 31,              JUNE 30,          SEPTEMBER 30,         DECEMBER 31
                                        1995                  1995                 1995                 1995
                                --------------------   ------------------   ------------------   ------------------
                                               PER                  PER                  PER                  PER
                                  TOTAL       SHARE     TOTAL      SHARE     TOTAL      SHARE     TOTAL      SHARE
                                ----------   -------   --------   -------   --------   -------   --------   -------
Investment Income.............  $      818   $    0.08 $    607   $    0.06 $    447   $    0.05 $    590   $    0.06
Net Investment Income
 (Loss).......................  $      269   $    0.03 $    (58)  $   (0.01) $   (274) $   (0.03) $   (201) $   (0.02)
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation....  $    4,460   $    0.46 $ 18,850   $    1.94 $(12,567)  $   (1.29) $ (2,257) $   (0.23)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations...................  $    4,729   $    0.49 $ 18,792   $    1.93 $(12,841)  $   (1.32) $ (2,458) $   (0.25)
-------------------------------------------------------------------------------------------------------------------

                                     MARCH 31,              JUNE 30,          SEPTEMBER 30,         DECEMBER 31,
                                        1994                  1994                 1994                 1994
                                --------------------   ------------------   ------------------   ------------------
                                               PER                  PER                  PER                  PER
                                  TOTAL       SHARE     TOTAL      SHARE     TOTAL      SHARE     TOTAL      SHARE
                                ----------   -------   --------   -------   --------   -------   --------   -------
Investment Income.............  $      758   $    0.08 $    915   $    0.09 $    483   $    0.05 $    520   $    0.05
Net Investment Income
 (Loss).......................  $       70   $   --    $    274   $    0.03 $      1   $   --    $   (229)  $   (0.02)
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation.................  $  (60,068)  $   (6.18) $ 11,760  $    1.21 $ 36,733   $    3.78 $(38,363)  $   (3.96)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations...................  $  (59,998)  $   (6.18) $ 12,034  $    1.24 $ 36,734   $    3.78 $(38,592)  $   (3.98)
-------------------------------------------------------------------------------------------------------------------
The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.
-------------------------------------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):
For the year ended December 31, 1995, the Fund designates $7,452,000 as long-term capital gain dividend and expects to pass through to shareholders foreign tax credits of approximately $310,000.

REPORT OF INDEPENDENT ACCOUNTANTS
---------

To the Shareholders and Board of Directors of The Malaysia Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 9, 1996

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing The First National Bank of Boston (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at the market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                             The Malaysia Fund, Inc.
                             The First National Bank of Boston
                             Dividend Reinvestment and
                             Cash Purchase Plan
                             P.O. Box 1681
                             Boston, MA 02105
                             1-800-442-2001